UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 23, 2003

Date of report (Date of earliest event reported)

COGENTRIX ENERGY, INC.

(exact name of registrant as specified in its charter)

NORTH CAROLINA	33-74254	56-1853081
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9405 Arrowpoint Boulevard, Charlotte, North Carolina 28273-8110

(Address of Principal Executive Offices) (Zip Code)

(704) 525-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 5.    Other Events

Senior Notes and Potential Transactions – As separately reported on the Form 8-K filed December 23, 2003 of Cogentrix Energy, Inc. (the “Company”), on December 19, 2003, GS Power Holdings LLC, a wholly owned subsidiary of The Goldman Sachs Group, Inc. (“Goldman Sachs”), purchased 100% of the outstanding common stock of the Company (the “Acquisition”). As a result of the Acquisition, the Company is required to offer to purchase all of its outstanding 8.75% Senior Notes due 2008 (the “Securities”) at a purchase price in cash equal to 101% of the principal amount thereof plus accrued interest (the “Change of Control Offer”). The Company commenced the Change of Control Offer on December 23, 2003 and will hold the Change of Control Offer open until January 23, 2004, unless extended. The Company’s outstanding 8.10% Senior Notes due 2004 (“2004 Notes”) mature on March 15, 2004. The Company expects to repay the 2004 Notes upon maturity.

The Company intends to utilize borrowings under the October 28, 2003 credit facility among Cogentrix Delaware Holdings, Inc., Goldman Sachs Credit Partners L.P., an affiliate of Goldman Sachs, Australia and New Zealand Banking Group Limited and Citicorp USA, Inc. (the “CDH Credit Facility”) (or borrowings made in connection with the refinancing of the CDH Credit Facility) and/or other loans from affiliates of Goldman Sachs as may be necessary to finance the purchase of the Securities validly tendered in the Change of Control Offer and the repayment of the 2004 Notes upon their maturity. There can be no assurance, however, that adequate funds will be available or as to the terms of any such financings.

The Company and Goldman Sachs currently are evaluating strategic options for the Company, which may include debt and equity financings, refinancings and asset sales. The Company and Goldman Sachs currently are evaluating the outstanding indebtedness of the Company and its subsidiaries, including the Securities, to determine whether to refinance, repay, purchase, redeem or retire, or seek to modify the existing terms of, any such indebtedness. There can be no assurance that any of these options will be pursued and, if any of these options is pursued, that the related transaction will be completed on commercially reasonable terms or at all.

Whether or not the Change of Control Offer is consummated or any Securities are validly tendered to the Company pursuant to the Change of Control Offer, the Company or its affiliates may from time to time acquire the Securities, other than pursuant to the Change of Control Offer, through open market purchases, privately negotiated transactions, tender offers, exchange offers, redemptions or otherwise, upon such terms and at such prices as they may determine, which may be more or less than the prices to be paid pursuant to the Change of Control Offer and could be for cash or other consideration. There can be no assurance, however, that any of these options will be pursued or that any will be completed successfully.

Any questions relating to the Change of Control Offer or requests for copies of the Company’s offer to purchase Securities with respect to the Change of Control Offer and any other documents relating thereto may be directed to the Company’s representative, Goldman, Sachs & Co., Credit Liability Management, 85 Broad Street, New York, New York 10004 (toll free: (800) 828-3182).

Item 9.    Regulation FD Disclosure

In connection with the Change of Control Offer, the Company is providing holders of the Securities with the following information, which has not been previously publicly disclosed.

PRO FORMA CAPITALIZATION

The following table sets forth the consolidated capitalization of the Company as of September 30, 2003, on an actual basis and as adjusted to give effect to the Acquisition and related transactions. This table should be read together with the consolidated financial statements of the Company, including the related notes, available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, the Company’s Quarterly Reports on Form 10-Q for the periods ending March 31, 2003, June 30, 2003 and September 30, 2003 and each Form 8-K filed by the Company since December 31, 2002 (collectively, the “Referenced Filings”), each of which are incorporated by reference.

	September 30, 2003
	Actual	As Adjusted
	(In thousands)
Cash and cash equivalents:
Cogentrix (consolidated)	$110,922	$107,302	(a)(c)(f)
Cogentrix Energy (parent only)	7,747	4,292	(a)(f)
Cogentrix Delaware Holdings	25,024	25,024

Short-term debt:
Senior Notes due 2004	$39,721	$39,721	(b)
Current portion of non-recourse project financing debt	44,768	43,279	(c)
Non-recourse project financing debt in default, currently callable	544,344	544,344
Non-recourse project financing debt in default, currently callable included in liabilities of discontinued operations	482,305	482,305

Long-term debt:
Non-recourse project financing debt, net of current portion	765,358	765,061	(c)
Corporate Credit Facility	116,767	116,767	(d)
CDH Credit Facility	—	—	(d)
Senior Notes due 2008	355,000	355,000	(e)

Total long-term debt	1,237,125	1,236,828

Total indebtedness	2,348,263	2,346,477

Shareholder’s Equity:
Common Stock, no par value, 300,000 shares authorized; 282,000 issued and outstanding	130	130
Notes receivable from shareholders	(7,406)	—	(a)
Accumulated other comprehensive loss	(12,868)	(12,868)
Accumulated earnings	268,270	236,711	(c)(f)

Total shareholder’s equity	248,126	223,973

Total capitalization	$2,596,389	$2,570,450

(a)	Reflects the repayment of notes receivable from shareholders in connection with the Acquisition in the aggregate amount of $7.4 million.

(b)	The Company expects to repay the Senior Notes due 2004 when they mature on March 15, 2004, which the Company intends to finance with borrowings under the CDH Credit Facility (or borrowings made in connection with the refinancing of the CDH Credit Facility).

(c)	Reflects the disposition of substantially all of the assets of ReUse Technology, Inc. (the “ReUse Disposition”), which was a condition precedent to the closing of the Acquisition. The ReUse Disposition was consummated on December 19, 2003. Reflects a pre-tax loss of approximately $6.9 million (after-tax loss of approximately $4.2 million).

(d)	Does not reflect the repayment of the Company’s previously existing corporate credit facility (the “Corporate Credit Facility”) and the execution of the CDH Credit Facility on October 28, 2003. In connection with the Acquisition, Goldman Sachs Credit Partners L.P. assumed the rights and obligations of the administrative agent and lenders under the CDH Credit Facility and the CDH Credit Facility was amended to permit the Acquisition. The Company expects to refinance the CDH Credit Facility, subject to prevailing market conditions.

(e)	Does not reflect the repurchase of Securities in connection with the Change of Control Offer.

(f)	Reflects a pre-tax loss of approximately $45.3 million (after-tax loss of approximately $27.4 million) of an aggregate of approximately $59.3 million of severance, change of control and release payments and retention and transaction bonuses (collectively, the “Severance Payments”) owed by the Company in connection with the Acquisition and the ReUse Disposition (the remaining approximately $14.0 million of Severance Payments had been accrued by the Company on or prior to September 30, 2003 and is reflected in the Company’s actual capitalization as of such date). The Company paid approximately $11.2 million of Severance Payments upon consummation of the Acquisition. The remaining Severance Payments are due and payable in the following amounts at the following times: approximately $11.0 million is due and payable within 60 days of the consummation of the Acquisition; approximately $5.7 million is due and payable within 180 days of the consummation of the Acquisition; and approximately $31.3 million is due and payable on January 5, 2005.

SELECTED UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL INFORMATION

The following selected unaudited pro forma consolidated financial information has been derived from the application of pro forma adjustments to the Company’s financial statements for the year ended December 31, 2002 and as of and for the nine months ended September 30, 2003, and gives effect to the Acquisition and related transactions as if they had occurred as of January 1, 2002, in the case of statement of income data, and as of September 30, 2003, in the case of balance sheet data. The adjustments necessary to fairly present this unaudited pro forma consolidated financial information, which the Company believes are reasonable, have been made based on available information and are described in the accompanying notes. The Acquisition and related transactions would not have had a material continuing impact on the Company’s pro forma consolidated cash flows from operating activities. The selected unaudited pro forma consolidated financial information is for informational purposes only and should not be considered indicative of actual results that would have been achieved had the Acquisition and related transactions been consummated on the dates indicated and does not purport to indicate balance sheet data or results of operations as of any future date or for any future period. We cannot assure you that the assumptions used in the preparation of the selected unaudited pro forma consolidated financial information will prove to be correct. The following selected unaudited pro forma consolidated financial information should be read together with the consolidated financial statements of the Company, including the related notes, available in the Referenced Filings.

COGENTRIX ENERGY, INC. AND SUBSIDIARY COMPANIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2003

(In thousands)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:

Cash and cash equivalents	$110,922	$(3,620	)(a)(b)(c)	$107,302
Restricted cash	75,544	—	(a)	75,544
Accounts receivable	74,918	(926	)(a)	73,992
Inventories	32,974	—		32,974
Assets of discontinued operations	483,197	—		483,197
Other current assets	9,861	(338	)(a)	9,523

Total current assets	787,416	(4,884)		782,532
NET INVESTMENT IN LEASES	492,921	—		492,921
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of $371,727	1,125,638	(1,561	)(a)	1,124,077
LAND AND IMPROVEMENTS	12,119	(4,936	)(a)	7,183
DEFERRED FINANCING COSTS, net of accumulated amortization of $40,486	44,322	(36	)(a)	44,286
INVESTMENTS IN UNCONSOLIDATED AFFILIATES	373,984	—		373,984
TURBINES AND OTHER EQUIPMENT	145,863	—		145,863
OTHER ASSETS	65,896	(437	)(a)	65,459

	$3,048,159	$(11,854)		$3,036,305

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:

Current portion of long-term debt	$84,489	$(1,489	)(a)	$83,000
Non-recourse project financing debt in default, currently callable	544,344	—		544,344
Accounts payable	32,218	(613	)(a)	31,605
Accrued compensation	11,530	2,709	(c)	14,239
Accrued interest payable	22,321	—		22,321
Liabilities of discontinued operations	491,120	—		491,120
Other accrued liabilities	41,578	1,310	(a)	42,888

Total current liabilities	1,227,600	1,917		1,229,517
LONG-TERM DEBT	1,237,125	(297	)(a)	1,236,828
DEFERRED INCOME TAXES	163,546	(20,605	)(a)(c)	142,941
MINORITY INTERESTS	129,540	—		129,540
OTHER LONG-TERM LIABILITIES	42,222	31,284	(a)(c)	73,506

	2,800,033	12,299		2,812,332
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:

Common stock, no par value, 300,000 shares authorized; 282,000 shares issued and outstanding	130	—		130
Notes receivable from shareholders	(7,406)	7,406	(b)	—
Accumulated other comprehensive loss	(12,868)	—		(12,868)
Accumulated earnings	268,270	(31,559)		236,711

	248,126	(24,153)		223,973

	$3,048,159	$(11,854)		$3,036,305

The accompanying notes to unaudited pro forma consolidated balance sheet are an integral part of this unaudited pro forma consolidated balance sheet.

COGENTRIX ENERGY, INC. AND SUBSIDIARY COMPANIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a)	Reflects the ReUse Disposition, which was required as a condition precedent to the closing of the Acquisition and was consummated on December 19, 2003. Reflects a pre-tax loss of approximately $6.9 million (after-tax loss of approximately $4.2 million).

(b)	Reflects the repayment of notes receivable from shareholders in connection with the Acquisition in the aggregate amount of $7.4 million.

(c)	Reflects a pre-tax loss of approximately $45.3 million (after-tax loss of approximately $27.4 million) of an aggregate of approximately $59.3 million of Severance Payments owed by the Company in connection with the Acquisition and the ReUse Disposition (the remaining approximately $14.0 million of Severance Payments had been accrued by the Company on or prior to September 30, 2003 and is reflected in the Company’s actual capitalization as of such date). The Company paid approximately $11.2 million of Severance Payments upon consummation of the Acquisition. The remaining Severance Payments are due and payable in the following amounts at the following times: approximately $11.0 million is due and payable within 60 days of the consummation of the Acquisition; approximately $5.7 million is due and payable within 180 days of the consummation of the Acquisition; and approximately $31.3 million is due and payable on January 5, 2005.

COGENTRIX ENERGY, INC. AND SUBSIDIARY COMPANIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Nine Months Ended September 30, 2003

(In thousands)

	Historical	Pro Forma Adjustments		Pro Forma
OPERATING REVENUES:
Electric	$221,270	$—		$221,270
Steam	22,998	—		22,998
Lease	73,791	—		73,791
Service	59,355	—		59,355
Other	13,427	(2,502	)(a)	10,925

	390,841	(2,502)		388,339

Income from unconsolidated investment in power projects	40,842	—		40,842
Gain on sale of project interest, net of transaction costs	60,479	—		60,479

OPERATING EXPENSES:
Fuel	107,634	(20	)(a)	107,614
Cost of service	55,231	—		55,231
Operations and maintenance	70,262	(1,322	)(a)	68,940
General, administrative and development expenses	29,326	—		29,326
Acquisition-related costs, net of recoveries	95	—		95
Depreciation and amortization	44,976	(118	)(a)	44,858

	307,524	(1,460)		306,064

Operating income	184,638	(1,042)		183,596

OTHER INCOME (EXPENSE):
Interest expense	(93,192)	97	(a)	(93,095)
Investment income and other, net	3,484	(7	)(a)	3,477

Income before minority interests in income, provision for income taxes, discontinued operations and cumulative effect of changes in accounting principle	94,930	(952)		93,978
Minority interest in income	(5,883)	—		(5,883)

Income before provision for income taxes, discontinued operations and cumulative effect of changes in accounting principle	89,047	(952)		88,095
Provision for income taxes	(34,703)	373	(a)	(34,330)

Income before discontinued operations and cumulative effect of changes in accounting principle	54,344	(579)		53,765
Discontinued operations, net of tax benefit	(29,085)	—		(29,085)
Cumulative effect of changes in accounting principle, net of benefit for income taxes	(1,038)	—		(1,038)

NET INCOME	$24,221	$(579)		$23,642

The accompanying notes to unaudited consolidated statements of income are an integral part of this unaudited pro forma consolidated statement of income.

COGENTRIX ENERGY, INC. AND SUBSIDIARY COMPANIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2002

(In thousands)

	Historical	Pro Forma Adjustments		Pro Forma
OPERATING REVENUES:
Electric	$384,660	$—		$384,660
Steam	30,590	—		30,590
Lease	115,605	—		115,605
Service	51,303	—		51,303
Gain on sales of project interests, net of transaction costs and other revenues	18,339	(3,535	)(a)	14,804

	600,497	(3,535)		596,962

Income from unconsolidated investment in power projects	42,417	—		42,417

OPERATING EXPENSES:
Fuel	152,403	—		152,403
Cost of service	52,427	—		52,427
Operations and maintenance	98,992	(2,947	)(a)	96,045
General, administrative and development expenses	59,277	—		59,277
Merger related costs, net of recoveries	7,410	—		7,410
Loss on impairment of assets	29,982	—		29,982
Depreciation and amortization	68,823	(159	)(a)	68,664

	469,314	(3,106)		466,208

OPERATING INCOME	173,600	(429)		173,171

OTHER INCOME (EXPENSE):
Interest expense	(122,297)	204	(a)	(122,093)
Investment income and other, net	2,709	32	(a)	2,741

Income before minority interests in income, provision for income taxes, cumulative effect of a change in accounting principle and extraordinary gain on early extinguishment of debt	54,012	(193)		53,819
Minority interests in income	(16,147)	—		(16,147)

Income before provision for income taxes, cumulative effect of a change in accounting principle and extraordinary gain on early extinguishment of debt	37,865	(193)		37,672
Provision for income taxes	(14,962)	78	(a)	(14,884)

Income before cumulative effect of a change in accounting principle and extraordinary gain on early extinguishment of debt	22,903	(115)		22,788
Cumulative effect of a change in accounting principle, net of tax of $378	596	—		596
Extraordinary gain on early extinguishment of debt, net of tax of $1,883	2,884	—		2,884

NET INCOME	$26,383	$(115)		$26,268

The accompanying notes to unaudited consolidated statements of income are an integral part of this unaudited pro forma consolidated statement of income.

COGENTRIX ENERGY, INC. AND SUBSIDIARY COMPANIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

(a)	Reflects the ReUse Disposition, which was required as a condition precedent to the closing of the Acquisition and was consummated on December 19, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGENTRIX ENERGY, INC.
(registrant)

By:	/S/ ROBERT S. MANCINI

Name: Robert S. Mancini
Title: Co-President and Chief Commercial Officer

Date:    December 23, 2003